UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         GOLDEN KEY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                    33-0944402
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       3113 Goldsmith Street
           San Diego, CA                                     92106
(Address of principal executive offices)                   (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange on which
Title of each class to be so registered           each class is to be registered
---------------------------------------           ------------------------------
           Not Applicable                                  Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-142037

       Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, Par Value of $0.001 Per Share

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of Golden Key International, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form SB-2, filed on April 11, 2007 with the United States Securities and Exchange Commission (File No. 333-142037) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

     Exhibit
     Number           Description of Exhibits
     ------           -----------------------
      3.1           Articles of Incorporation.(1)
      3.2           Bylaws, as amended. (1)

----------
(1) Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form SB-2 filed on April 11, 2007.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          GOLDEN KEY INTERNATIONAL, INC.


Date: January 17, 2008                    By: /s/ Norm Blair
                                              ----------------------------------
                                              NORM BLAIR
                                              President, Secretary and Treasurer
                                              (Principal Executive Officer,
                                              Principal Financial Officer and
                                              Principal Accounting Officer)